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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) February 18, 1999

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                             Internet America, Inc.
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             (Exact name of registrant as specified in its charter)


          Texas                     000-25147                    86-0778979
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(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation             File Number)              Identification No.)


One Dallas Center, 350 N. St. Paul Street, Suite 3000, Dallas, Texas    75201
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             (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (214) 861-2500

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On February 18, 1999, Internet America, Inc., a Texas corporation (the "Company"), acquired all the issued and outstanding membership interests of CyberRamp, L.L.C., a Texas limited liability company ("CyberRamp"), in exchange for 365,725 shares of common stock of the Company. As a result of the purchase, the Company became the indirect holder of all assets and personal property of CyberRamp. Those assets include approximately 14,000 individual and corporate internet access accounts and the computer equipment used to service those accounts. The Company intends to continue to use these assets to provide internet access to customers. The acquisition was effected pursuant to a Securities Purchase Agreement dated February 18, 1999, by and among the members of CyberRamp (the "Members") and the Company. The acquisition will be accounted for as a pooling of interests.

     To the best knowledge of the Company, at the time of the acquisition there was no material relationship between (i) CyberRamp and the Members on the one hand and (ii) the Company, or any of its affiliates, any director or officer of the Company, or any associate of such director or officer on the other hand.

     The consideration paid by the Company to CyberRamp was 365,725 shares of common stock, par value $.01 per share, of the Company. The acquisition consideration was determined by arms-length negotiations between the parties to the Securities Purchase Agreement.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)(1) Financial Statements of businesses acquired in the transaction.(1)

            (i)   Consolidated Balance Sheet.

            (ii)  Interim Consolidated Balance Sheet.

            (iii) Consolidated Statement of Income.

            (iv)  Interim Consolidated Statement of Income.

            (v)   Consolidated Statement of Cash Flows.

            (vi)  Interim Consolidated Statement of Cash Flows.

     (b)(1) Pro forma Financial Information for the transaction.(1)

            (i)   Pro forma Condensed Balance Sheet.

            (ii)  Pro forma Condensed Consolidated Statement of Income.

     (c) Exhibits.

     The following is a list of exhibits filed as part of this Current Report on Form 8-K:


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Exhibit No.                      Description
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2.1                  Securities Purchase Agreement, dated February 18, 1999,
                     among Internet America Inc., CyberRamp, L.L.C. and the members of CyberRamp, L.L.C. (2)

23.1                 Consent of Deloitte & Touche LLP (3)

99.1                 Press Release of Internet America, Inc. dated February 18,
                     1999 (2)

    (1) It is impractical for the registrant to file such financial statements and related financial data schedule at this time. Such financial statements and related financial data schedule will be filed under cover of Form 8-K/A as soon as practicable, but no later than 60 days after the date by which this report on Form 8-K was required to be filed.

    (2) Filed herewith.

    (3) To be filed by amendment.



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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INTERNET AMERICA, INC.



Date: March 1, 1999                    By: /s/ Michael T. Maples
                                           -------------------------------------
                                           Michael T. Maples,
                                           President and Chief Executive Officer




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                                INDEX TO EXHIBITS


     Exhibit
     Number                        Description of Exhibit
     -------                       ----------------------
      2.1            Securities Purchase Agreement, dated February 18, 1999,
                     among Internet America Inc., CyberRamp, L.L.C. and the
                     members of CyberRamp, L.L.C (1)

      23.1           Consent of Deloitte & Touche LLP (2)

      99.1           Press Release of Internet America, Inc. dated February 18,
                     1999 (1)


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(1) Filed herewith.

(2) To be filed by amendment.